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EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18.U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of CH2M HILL Companies, Ltd. (the "Company") on Form 10-K for the annual period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ralph R. Peterson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/c/ Ralph R. Peterson
Ralph R. Peterson
Chief Executive Officer
March 18, 2003

        This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act, as amended.

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  EXHIBIT 99.2